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                                  EXHIBIT 10.6J
   CONTINUING GUARANTY FROM GARDENER'S EDEN, INC. TO BANK OF AMERICA NT&SA


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                                                             CONTINUING GUARANTY

                                BANK OF AMERICA
                     NATIONAL TRUST AND SAVINGS ASSOCIATION

                       BORROWERS:   WILLIAMS-SONOMA, INC.
                            GUARANTORS:  GARDENER'S EDEN, INC.

     (1) For valuable consideration, the undersigned ("Guarantors") jointly and severally unconditionally guarantee and promise to pay to Bank of America National Trust and Savings Association ("Bank"), or order, on demand, in lawful money of the United States, any and all indebtedness of Williams-Sonoma, Inc. ("Borrowers") to Bank. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrowers or any one or more of them to Bank, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrowers may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable.

     (2) The liability of Guarantors under this Guaranty (exclusive of liability under any other guaranties executed by Guarantors) shall not exceed at any one time the total of (a) One Hundred Twenty Million Dollars ($120,000,000), for the principal amount of the indebtedness and (b) all interest, fees, and other costs and expenses relating to or arising out of the indebtedness or such part of the indebtedness as shall not exceed the foregoing limitation. Bank may permit the indebtedness to exceed Guarantors' liability, and may apply any amounts received from any source, other than from Guarantors, to the unguaranteed portion of the indebtedness. This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied. Any payment by Guarantors shall not reduce their maximum obligation hereunder, unless written notice to that effect be actually received by Bank at or prior to the time of such payment.

     (3) If any Borrower is a partnership and any Guarantor is a general partner of that partnership, then such Guarantor shall not be liable under this Guaranty for any indebtedness of such Borrower which is secured by real property; provided, however, that such Guarantor shall remain liable under partnership law for all the indebtedness of such Borrower.

     (4) The obligations hereunder are joint and several, and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions; and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder.

     (5) Guarantors authorize Bank, without notice or demand and without affecting their liability hereunder, from time to time, either before or after revocation hereof, to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) receive and hold security for the payment of this Guaranty or any of the indebtedness, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

     (6) Guarantors waive any right to require Bank to (a) proceed against Borrowers; (b) proceed against or exhaust any security held from Borrowers; or
(c) pursue any other remedy in Bank's power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Borrowers, or the cessation from any cause whatsoever of the liability of Borrowers, or any claim that Guarantors' obligations exceed or are more burdensome than those of Borrowers. Until the indebtedness shall have been paid in full, even though the indebtedness is in excess of Guarantors' liability hereunder, Guarantors waive any right of

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subrogation, reimbursement, indemnification, and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, arising from the existence or performance of this Guaranty and Guarantors waive any right to enforce any remedy which Bank now has or may hereafter have against Borrowers, and waive any benefit of, and any right to participate in, any security now or hereafter held by Bank. Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

     (7) (a) Guarantors understand and acknowledge that if Bank forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that Guarantors may have to seek reimbursement, contribution, or indemnification from Borrowers or others based on any right Guarantors may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantors under this Guaranty. Guarantors further understand and acknowledge that in the absence of this paragraph, such potential impairment or destruction of Guarantors' rights, if any, may entitle Guarantors to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, Guarantors freely, irrevocably, and unconditionally:
(i) waive and relinquish that defense and agree that Guarantors will be fully liable under this Guaranty even though Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agree that Guarantors will not assert that defense in any action or proceeding which Bank may commence to enforce this Guaranty; (iii) acknowledge and agree that the rights and defenses waived by Guarantors in this Guaranty include any right or defense that Guarantors may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledge and agree that Bank is relying on this waiver in creating the indebtedness, and that this waiver is a material part of the consideration which Bank is receiving for creating the indebtedness.

          (b) Guarantors waive any rights and defenses available to Guarantors by reason of Sections 2787 to 2855, inclusive, of the California Civil Code including, without limitation, (1) any defenses Guarantors may have to their obligations under this Guaranty by reason of an election of remedies by Bank and (2) any rights or defenses Guarantors may have by reason or protection afforded to Borrowers with respect to any of the indebtedness pursuant to the antideficiency or other laws of California limiting or discharging any of the indebtedness, including, without limitation, Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

          (c) Guarantors waive all rights and defenses arising out of an election of remedies by Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantors' rights of subrogation and reimbursement against Borrowers by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

          (d) No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

      (8) Guarantors acknowledge and agree that they shall have the sole responsibility for obtaining from Borrowers such information concerning Borrowers' financial conditions or business operations as Guarantors may require, and that Bank has no duty at any time to disclose to Guarantors any information relating to the business operations or financial conditions of Borrowers.

      (9) To secure all of Guarantors' obligations hereunder, Guarantors assign and grant to Bank a security interest in all moneys, securities and other property of Guarantors now or hereafter in the possession of Bank, and all deposit accounts of Guarantors maintained with Bank, and all proceeds thereof. Upon default or breach of any of Guarantors' obligations to Bank, Bank may apply any deposit account to reduce the indebtedness, and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantors.

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     (10) Any obligations of Borrowers to Guarantors, now or hereafter existing, including but not limited to any obligations to Guarantors as subrogees of Bank or resulting from Guarantors' performance under this Guaranty, are hereby subordinated to the indebtedness. Such obligations of Borrowers to Guarantors if Bank so requests shall be enforced and performance received by Guarantors as trustees for Bank and the proceeds thereof shall be paid over to Bank on account of the indebtedness, but without reducing or affecting in any manner the liability of Guarantors under the provisions of this Guaranty.

     (11) This Guaranty may be revoked at any time by Guarantors in respect to future transactions, unless there is a continuing consideration as to such transactions which Guarantors do not renounce. Such revocation shall be effective upon actual receipt by Bank at the address shown below of written notice of revocation. Revocation shall not affect any of Guarantors' obligations or Bank's rights with respect to transactions which precede Bank's receipt of such notice, regardless of whether or not the indebtedness related to such transactions, before or after revocation, has been renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Bank authorized hereunder. Revocation by any one or more of Guarantors shall not affect any obligations of any nonrevoking Guarantors. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrowers to Bank is rescinded or must be returned by Bank to Borrowers, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

     (12) Where any one or more of Borrowers are corporations or partnerships it is not necessary for Bank to inquire into the powers of Borrowers or of the officers, directors, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     (13) Bank may, without notice to Guarantors and without affecting Guarantors' obligations hereunder, assign the indebtedness and this Guaranty, in whole or in part. Guarantors agree that Bank may disclose to any assignee or purchaser or any prospective assignee or purchaser, of all or part of the indebtedness any and all information in Bank's possession concerning Guarantors, this Guaranty, and any security for this Guaranty.

     (14) Guarantors agree to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel, and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty.

     (15) Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against such person's separate property for all obligations under this Guaranty.

     (16) Where there is but a single Borrower, or where a single Guarantor executes this Guaranty, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the words "Borrowers" and "Guarantors" respectively shall mean all and any one or more of them.

     (17) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

     (18) (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Guaranty or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

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          (b) Notwithstanding the provisions of subparagraph (a), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral located in California. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in subparagraph (c).

          (c) A controversy or claim which is not submitted to arbitration as provided and limited in subparagraphs (a) and (b) shall, at the request of any party, be determined by a reference in accordance with California Code of Civil Procedure Section 638 et seq. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

          (d) No provision of this paragraph shall limit the right of any party to this Guaranty to exercise self-help remedies such as setoff, to foreclose against or sell any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

     Executed this 7th day of August, 1995.

WITNESSED                                                  Gardener's Eden, Inc.
/s/  ALI PARODI                                            /s/  PAT CONNOLLY
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Witness                                                    By: Patrick Connolly, President
                                                           /s/  RUSSELL SOLT
3250 Van Ness, San Francisco, CA                           ---------------------------------
---------------------------------------------------        By: Russell Solt, Secretary
Address                                                    100 North Point Street,
x                                                          San Francisco, CA 94133
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Witness
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Address

Address for notices to Bank:

BANK OF AMERICA N.T. & S.A.
San Francisco Commercial Banking Office #01499
345 Montgomery St.
P.O. Box 37001
San Francisco, CA 94137

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